UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

THREE MEMORIAL CITY PLAZA
840 GESSNER ROAD, SUITE 1400
HOUSTON, Texas 77024
(Address of principal executive office)

(281) 589-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation, a Delaware corporation (“Devon” or the “Company”) held its 2026 Annual Meeting of Stockholders on June 30, 2026 (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. As of the close of business on May 18, 2026, which was the record date for the Annual Meeting, there were 1,153,403,107 shares of the Company’s common stock outstanding, each of which was entitled to one vote at the Annual Meeting. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 28, 2026.

Proposal 1. The stockholders elected each of Devon’s eleven nominees to serve on the Board for a one-year term and until their successor is elected and qualified, or until their earlier resignation, removal or death. The vote tabulation with respect to each nominee was as follows:

Nominee	Votes For	Authority Withheld	Broker Non-Votes
Thomas E. Jorden	859,604,029	29,774,990	108,991,598
Amanda Brock	876,944,625	12,434,394	108,991,598
Ann G. Fox	870,318,098	19,060,921	108,991,598
Clay M. Gaspar	878,737,154	10,641,865	108,991,598
Jacinto J. Hernandez	875,461,436	13,917,583	108,991,598
Kelt Kindick	815,995,379	73,383,640	108,991,598
Karl F. Kurz	875,889,227	13,489,792	108,991,598
Jeffrey E. Shellebarger	877,734,574	11,644,445	108,991,598
Brent Smolik	874,438,170	14,940,849	108,991,598
Marcus A. Watts	873,807,920	15,571,099	108,991,598
Valerie M. Williams	869,193,748	20,185,271	108,991,598

Proposal 2. The appointment of KPMG LLP as Devon’s independent auditor for 2026 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
946,932,753	50,581,882	855,982	—

Proposal 3. The advisory vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
842,136,244	45,324,326	1,918,449	108,991,598

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Vice President, Corporate Governance and Secretary

Date: June 30, 2026